Exhibit 99.1

Marin Software Announces Second Quarter 2021 Financial Results

San Francisco, CA (July 30, 2021) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced financial results for the second quarter ended June 30, 2021.

“As additional marketplaces expand their advertising programs, the need for a platform to unify these efforts is only growing. The new eCommerce module in MarinOne and our integration for Instacart Ads is helping advertisers meet the customers at the point of purchase and deliver new customers and increase sales. Our stronger balance sheet will allow us to accelerate innovation and better serve the needs of this market,” said Chris Lien, Marin Software Chief Executive Officer.

Second Quarter 2021 Business and Product Release Highlights:

•	Introduced an eCommerce module as a dedicated space for customers to manage eCommerce and marketplace programs.
•	Added support for Instacart Ads to help brands connect with customers at the point of purchase on the largest delivery services in the US as well as many additional national retailers.
•	Launched ten new automated Insights, including four Amazon Insights, three bidding Insights, and several dedicated to landing page errors, disapproved ads, and duplicate keywords.
•	Added keyword expansion and negative keywords grids to the eCommerce module, further streamlining our eCommerce workflows.
•	Enhanced support for Amazon Sponsored Brand Video ads, allowing support for attributes like Image, Price, Title, Rating, and more.
•	Marin Software was recognized as an Apple Search Ads Partner specializing in campaign management.
•	Integrated organic search data from Google Search Console, enabling advertisers to adjust their paid search bidding based on organic results.
•	Introduced bidding support for Google’s Dynamic Search Ad targets.
•	Added the ability to chart totals on the Bid Strategies grid, allowing users to see a visual representation of their overall performance.
•	Added functionality that allows users to see Search, Social, and eCommerce reporting together and rollup data by publishers to compare overall performance relative to other publishers.
•	Introduced cross-client reporting in MarinOne, both Search and Social, allowing customers to create a report across multiple client accounts.
•	Updated the Dimensions grid to allow users to pivot up to three separate dimensions at once for powerful data aggregation and comparisons.
•	Introduced Fractional Conversion support, allowing conversions to be tracked to multiple keywords that contributed to the final conversion.
•	Introduced new social rules, allowing users to automate budget adjustments based on performance metrics using Daily and Lifetime spend ratios.
•	Introduced social bulk support for Facebook Ad Set bulk type.
•	Refined numerous aspects of the MarinOne user experience based on user feedback, including tooltips, chart updates, client selector updates, and more.

Second Quarter 2021 Financial Updates:

•	Net revenues totaled $6.1 million, a year-over-year decrease of 16% when compared to $7.3 million in the second quarter of 2020.
•

GAAP loss from operations was ($3.0) million, resulting in a GAAP operating margin of (49%), as compared to a GAAP loss from operations of ($4.5) million and a GAAP operating margin of (62%) for the second quarter of 2020.

•

Non-GAAP loss from operations was ($2.8) million, resulting in a non-GAAP operating margin of (46%), as compared to a non-GAAP loss from operations of ($3.6) million and a non-GAAP operating margin of (49%) for the second quarter of 2020.

•

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”

•	Cash, cash equivalents and restricted cash were $14.4 million in the aggregate at June 30, 2021.
•

Sold 4.3 million shares for net proceeds of $38.8 million in July 2021 under our 2021 “at-the-market” offering program.  There are currently no additional amounts available to be sold under this program.

Financial Outlook:

Marin is providing guidance for its third quarter of 2021 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ended September 30, 2021
Revenues, net	$5.5	$6.0
Non-GAAP loss from operations	(3.3)	(2.8)

Non-GAAP loss from operations excludes the effects of stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, capitalization of internally developed software, CARES Act employee retention credits and non-recurring costs associated with restructurings and divestitures.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter ended June 30, 2021, and its outlook for the future. To access the call, please dial (877) 705-6003 in the United States or (201) 493-6725 internationally with reference to the company name and conference title. A live webcast of the conference call will be accessible at http://public.viavid.com/index.php?id=145349. Following the completion of the call through 11:59 p.m. Eastern Time on August 6, 2021, a recorded replay will be available on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 13720731.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. The Company helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software, CARES Act employee retention credit and non-recurring costs associated with restructurings and divestitures. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, benefit from or provision for income taxes, CARES Act employee retention credit, other income, net and non-recurring costs associated with restructurings and divestitures. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities, advertiser and customer behavior, effects of the COVID-19 pandemic, and future financial results, including its outlook for the third quarter of 2021. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to any lingering effects of the global outbreak of COVID-19 on demand for our products and services; the amount of digital advertising spend managed by our customers using our products; the extent of customer acceptance and adoption of our MarinOne platform; the productivity of our personnel and other aspects of our business; our ability to maintain or grow sales to new and existing customers; any adverse changes in our relationships with and access to publishers and advertising agencies and strategic business partners, including any adverse changes in our revenue sharing agreement with Google; our ability to manage expenses; our ability to retain and attract qualified management, technical and sales and marketing personnel; any default under or required repayment of our indebtedness or any delays or reductions in forgiveness of such indebtedness, including our loan under the Paycheck Protection Program; delays in the release of updates to our product platform or new features or delays in customer deployment of any such updates or features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; level of usage and advertising spend managed on our platform; our ability to maintain or expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; any shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; and adverse changes in general economic or market conditions. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of July 30, 2021. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	June 30,	December 31,
(Unaudited; in thousands, except par value)	2021	2020
Assets:
Current assets:
Cash and cash equivalents	$13,946	$14,280
Restricted cash	431	540
Accounts receivable, net	4,378	5,063
Prepaid expenses and other current assets	2,244	3,039
Total current assets	20,999	22,922
Property and equipment, net	4,441	5,477
Right-of-use assets, operating leases	4,145	7,737
Other non-current assets	690	873
Total assets	$30,275	$37,009
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$600	$928
Accrued expenses and other current liabilities	5,346	6,552
Note payable, current	1,854	1,854
Operating lease liabilities	4,505	6,800
Total current liabilities	12,305	16,134
Note payable, net of current	1,466	1,466
Operating lease liabilities, non-current	265	1,814
Other long-term liabilities	1,562	1,780
Total liabilities	15,598	21,194
Stockholders’ equity:
Common stock, $0.001 par value	11	10
Additional paid-in capital	311,675	308,065
Accumulated deficit	(295,876)	(291,163)
Accumulated other comprehensive loss	(1,133)	(1,097)
Total stockholders’ equity	14,677	15,815
Total liabilities and stockholders’ equity	$30,275	$37,009

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited; in thousands, except per share data)	2021	2020	2021	2020
Revenues, net	$6,094	$7,275	$12,402	$15,935
Cost of revenues	3,175	4,585	6,416	9,930
Gross profit	2,919	2,690	5,986	6,005
Operating expenses:
Sales and marketing	1,268	1,880	2,514	4,192
Research and development	2,667	3,338	5,066	6,775
General and administrative	1,995	2,011	3,864	3,992
Total operating expenses	5,930	7,229	11,444	14,959
Loss from operations	(3,011)	(4,539)	(5,458)	(8,954)
Other income, net	221	537	548	1,006
Loss before benefit from income taxes	(2,790)	(4,002)	(4,910)	(7,948)
Benefit from income taxes	(289)	(521)	(197)	(496)
Net loss	$(2,501)	$(3,481)	$(4,713)	$(7,452)
Net loss per common share, basic and diluted	$(0.23)	$(0.50)	$(0.44)	$(1.09)
Weighted-average shares outstanding, basic and diluted	11,034	6,912	10,669	6,866

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Six Months Ended June 30,
(Unaudited; in thousands)	2021	2020
Operating activities:
Net loss	$(4,713)	$(7,452)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	463	1,295
Amortization of internally developed software	1,220	1,682
Amortization of intangible assets	—	95
Amortization of deferred costs to obtain and fulfill contracts	268	493
Interest expense	6	5
Loss on disposals of property and equipment and right-of-use assets	32	1
Unrealized foreign currency losses	32	11
Stock-based compensation related to equity awards	641	1,013
Provision for bad debts	(51)	(146)
Net change in operating leases	(252)	(220)
Changes in operating assets and liabilities
Accounts receivable	724	3,113
Prepaid expenses and other assets	607	831
Accounts payable	(330)	(520)
Accrued expenses and other liabilities	(1,424)	(2,327)
Net cash used in operating activities	(2,777)	(2,126)
Investing activities:
Purchases of property and equipment	(6)	(2)
Capitalization of internally developed software	(632)	(958)
Net cash used in investing activities	(638)	(960)
Financing activities:
Proceeds from issuance of common shares through at-the-market offering, net of offering costs	3,120	—
Proceeds from note payable	—	3,320
Payment of principal on finance lease liabilities	(15)	(376)
Employee taxes paid for withheld shares upon equity award settlement	(120)	(200)
Proceeds from employee stock purchase plan, net	15	9
Net cash provided by financing activities	3,000	2,753
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	(28)	(2)
Net decrease in cash and cash equivalents and restricted cash	(443)	(335)
Cash and cash equivalents and restricted cash:
Beginning of period	14,820	12,105
End of period	$14,377	$11,770

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands)	2020	2020	2020	2020	2020	2021	2021
Sales and Marketing (GAAP)	$2,312	$1,880	$1,491	$1,275	$6,958	$1,246	$1,268
Less Stock-based compensation	(110)	(149)	(24)	(70)	(353)	(66)	(70)
Less Restructuring related expenses	(50)	—	(214)	(40)	(304)	2	-
Plus CARES Act employee retention credit	—	—	—	—	—	42	42
Sales and Marketing (Non-GAAP)	$2,152	$1,731	$1,253	$1,165	$6,301	$1,224	$1,240
Research and Development (GAAP)	$3,437	$3,338	$3,106	$2,934	$12,815	$2,399	$2,667
Less Stock-based compensation	(167)	(217)	(123)	(100)	(607)	(98)	(133)
Less Amortization of intangible assets	(48)	—	—	—	(48)	—	—
Less Restructuring related expenses	—	—	(185)	(30)	(215)	(2)	—
Plus CARES Act employee retention credit	—	—	—	—	—	252	238
Plus Capitalization of internally developed software	540	418	484	427	1,869	434	238
Research and Development (Non-GAAP)	$3,762	$3,539	$3,282	$3,231	$13,814	$2,985	$3,010
General and Administrative (GAAP)	$1,981	$2,011	$2,131	$2,436	$8,559	$1,869	$1,995
Less Stock-based compensation	(75)	(72)	(67)	(69)	(283)	(63)	(130)
Less Restructuring related expenses	—	—	(123)	(5)	(128)	(2)	—
Plus CARES Act employee retention credit	—	—	—	—	—	70	66
General and Administrative (Non-GAAP)	$1,906	$1,939	$1,941	$2,362	$8,148	$1,874	$1,931

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands)	2020	2020	2020	2020	2020	2021	2021
Gross Profit (GAAP)	$3,315	$2,690	$2,473	$3,559	$12,037	$3,067	$2,919
Plus Stock-based compensation	94	129	(19)	47	251	35	46
Plus Amortization of internally developed software	864	818	648	654	2,984	624	596
Plus Amortization of intangible assets	47	—	—	—	47	—	—
Plus Restructuring related expenses	(7)	—	529	7	529	1	—
Less CARES Act employee retention credit	—	—	—	—	—	(175)	(179)
Gross Profit (Non-GAAP)	$4,313	$3,637	$3,631	$4,267	$15,848	$3,552	$3,382
Operating Loss (GAAP)	$(4,415)	$(4,539)	$(4,255)	$(3,086)	$(16,295)	$(2,447)	$(3,011)
Plus Stock-based compensation	446	567	195	286	1,494	262	379
Plus Amortization of internally developed software	864	818	648	654	2,984	624	596
Plus Amortization of intangible assets	95	—	—	—	95	—	—
Plus Restructuring related expenses	43	—	1,051	82	1,176	3	—
Less CARES Act employee retention credit	—	—	—	—	—	(539)	(525)
Less Capitalization of internally developed software	(540)	(418)	(484)	(427)	(1,869)	(434)	(238)
Operating Loss (Non-GAAP)	$(3,507)	$(3,572)	$(2,845)	$(2,491)	$(12,415)	$(2,531)	$(2,799)
Net Loss (GAAP)	$(3,971)	$(3,481)	$(4,072)	$(2,527)	$(14,051)	$(2,212)	$(2,501)
Plus Stock-based compensation	446	567	195	286	1,494	262	379
Plus Amortization of internally developed software	864	818	648	654	2,984	624	596
Plus Amortization of intangible assets	95	—	—	—	95	—	—
Plus Restructuring related expenses	43	—	1,051	82	1,176	3	—
Less CARES Act employee retention credit	—	—	—	—	—	(539)	(525)
Less Capitalization of internally developed software	(540)	(418)	(484)	(427)	(1,869)	(434)	(238)
Net Loss (Non-GAAP)	$(3,063)	$(2,514)	$(2,662)	$(1,932)	$(10,171)	$(2,296)	$(2,289)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands, except per share data)	2020	2020	2020	2020	2020	2021	2021
Net Loss (Non-GAAP)	$(3,063)	$(2,514)	$(2,662)	$(1,932)	$(10,171)	$(2,296)	$(2,289)
Weighted-average shares outstanding, basic and diluted	6,819	6,912	7,017	8,616	7,344	10,300	11,034
Non-GAAP net loss per common share, basic and diluted	$(0.45)	$(0.36)	$(0.38)	$(0.22)	$(1.38)	$(0.22)	$(0.21)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands)	2020	2020	2020	2020	2020	2021	2021
Net Loss	$(3,971)	$(3,481)	$(4,072)	$(2,527)	$(14,051)	$(2,212)	$(2,501)
Depreciation	893	402	366	263	1,924	240	223
Amortization of internally developed software	864	818	648	654	2,984	624	596
Amortization of intangible assets	95	—	—	—	95	—	—
Provision for (benefit from) income taxes	25	(521)	(72)	(143)	(711)	92	(289)
Stock-based compensation	446	567	195	286	1,494	262	379
CARES Act employee retention credit	—	—	—	—	—	(539)	(525)
Capitalization of internally developed software	(540)	(418)	(484)	(427)	(1,869)	(434)	(238)
Restructuring related expenses	43	—	1,051	82	1,176	3	-
Other income, net	(469)	(537)	(111)	(416)	(1,533)	(327)	(221)
Adjusted EBITDA	$(2,614)	$(3,170)	$(2,479)	$(2,228)	$(10,491)	$(2,291)	$(2,576)